UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2010  (November 9, 2010)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 9, 2010, Ferrellgas, L.P. and Ferrellgas Finance Corp. (together, the “Issuers”) entered into a purchase agreement with J.P. Morgan Securities LLC, as representative of the initial purchasers named therein, relating to the private offering of $500,000,000 in aggregate principal amount of the Issuers’ 6.50% senior unsecured notes due 2021 (the “2021 Notes”).  The offering is scheduled to close on November 24, 2010, subject to the satisfaction of customary closing conditions.  The Issuers intend to use the net proceeds from the offering of the 2021 Notes to purchase and/or redeem all of their outstanding 6.75% senior notes due 2014 and to pay related costs and expenses and to reduce outstanding indebtedness under their senior secured revolving credit facility.

The purchase agreement contains customary representations, warranties and agreements by the Issuers, conditions to closing, indemnification obligations of the Issuers and the initial purchasers, including for liabilities under the Securities Act of 1933, termination provisions and other obligations of the parties thereto.  The foregoing description of the purchase agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the purchase agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 8.01 Other Events.

On November 9, 2010, the Issuers issued a press release related to the offering of the 2021 Notes.  A copy of the press release is filed as Exhibit 99.1 hereto.

On November 9, 2010, the Issuers issued a press release related to the commencement of a cash tender offer to purchase any and all of the Issuers’ outstanding 6.75% senior notes due 2014.  A copy of the press release is filed as Exhibit 99.2 hereto.

On November 9, 2010, the Issuers issued a press release related to the pricing of the 2021 Notes.  A copy of the press release is filed as Exhibit 99.3 hereto.

On November 9, 2010, Ferrellgas Partners, L.P. (“Ferrellgas”) entered into an agreement with an institutional investor relating to a non-brokered registered direct offering of 1,215,067 common units (the “Units”) representing limited partner interests in Ferrellgas for an aggregate purchase price of approximately $30,000,000.  The Units were offered and sold pursuant to a prospectus supplement dated November 11, 2010 and an accompanying base prospectus dated April 13, 2009, pursuant to the Ferrellgas shelf registration statement on Form S-3 (File no. 333-157760), as amended, which became effective on April 9, 2009.  The transaction closed on November 12, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Purchase Agreement, dated November 9, 2010, by and among Ferrellgas, L.P., Ferrellgas Finance Corp., and J.P. Morgan Securities LLC.

5.1	Opinion of Greenberg Traurig, LLP.

8.1	Opinion of Greenberg Traurig, LLP relating to tax matters.

99.1	Press Release of the Issuers dated November 9, 2010.

99.2	Press Release of the Issuers dated November 9, 2010.

99.3	Press Release of the Issuers dated November 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

November 12, 2010	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

November 12, 2010	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

November 12, 2010	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

November 12, 2010	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director